                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12

                                    THE SINGAPORE FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                            THE SINGAPORE FUND, INC.
                       C/O DAIWA SECURITIES TRUST COMPANY
                              ONE EVERTRUST PLAZA
                         JERSEY CITY, NEW JERSEY 07302
                                 (800) 933-3440

                                                                  April 10, 1997

Dear Stockholders:

    The Annual Meeting of Stockholders of The Singapore Fund, Inc. (the "Fund") will be held at 9:30 A.M., New York time, on Thursday, June 5, 1997 at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005. A Notice and Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and a postage prepaid envelope in which to return your proxy are enclosed.

    At the Annual Meeting, the stockholders will (i) elect one Class III director and (ii) consider the ratification of the selection of Price Waterhouse LLP as independent accountants. In addition, the stockholders who will be present at the Annual Meeting will hear an investment report on the Fund and will have an opportunity to discuss matters of interest to them.

    If you will not be able to attend the Annual Meeting in person, please take the time now to review the enclosed materials and vote your shares by proxy. YOUR VOTE IS IMPORTANT.

    The Board recommends that the stockholders vote in favor of each of the foregoing matters.

                                          Respectfully,

                                                  [SIGNATURE]
                                          Shuichi Komori
                                          CHAIRMAN OF THE BOARD

STOCKHOLDERS ARE STRONGLY URGED TO PROMPTLY SIGN AND MAIL THE ACCOMPANYING PROXY
IN  THE  ENCLOSED  RETURN   ENVELOPE  TO  INSURE  A   QUORUM  AT  THE   MEETING.
YOUR VOTE IS IMPORTANT.

                            THE SINGAPORE FUND, INC.
                                   ----------

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 5, 1997
                            ------------------------

To the Stockholders of
The Singapore Fund, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Singapore Fund, Inc. (the "Fund") will be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Thursday, June 5, 1997, at 9:30 A.M., New York time, for the following purposes:

    1. To elect one Class III director to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2000.

    2. To ratify or reject the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending October 31, 1997.

    3. To transact such other business as may properly come before the meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on March 17, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

    You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the meeting if you choose to attend. Your vote is important. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                                          By order of the Board of Directors,
                                          Lawrence Jacob
                                          SECRETARY

April 10, 1997

                            THE SINGAPORE FUND, INC.
                                   ----------

                                PROXY STATEMENT
                            ------------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE SINGAPORE FUND, INC. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Thursday, June 5, 1997, at 9:30 A.M., New York time, and at any adjournments thereof.

    This Proxy Statement and the form of proxy are being mailed to stockholders on or about April 11, 1997. Any stockholder giving a proxy in advance of the Annual Meeting has the power to revoke it by mail (addressed to the Secretary, The Singapore Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting.

    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1996 TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE BY WRITING TO THE SINGAPORE FUND, INC., C/O DAIWA SECURITIES TRUST COMPANY, ONE EVERTRUST PLAZA, 9TH FLOOR, JERSEY CITY, NEW JERSEY 07302, ATTENTION: SHAREHOLDER RELATIONS, OR BY CALLING (800) 933-3440 OR (201) 915-3020.

    The Board of Directors has fixed the close of business on March 17, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 9,195,287 shares of common stock. To the knowledge of the Fund's management, no person owned beneficially more than 5% of the Fund's outstanding shares as of March 17, 1997.

    Management of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

    The Board recommends that the stockholders vote in favor of each of the matters mentioned in Items 1 and 2 of the Notice of Meeting.

                           (1)  ELECTION OF DIRECTORS

    Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of the nominee listed below as a director of the Fund:

             CLASS III
-----------------------------------
          Shuichi Komori

to serve for a term expiring on the date upon which the Annual Meeting of Stockholders is held in the year 2000 or until his successor is elected and qualified. If the nominee should be unable to serve, an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace the nominee. The election of the director will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

INFORMATION CONCERNING NOMINEE AND DIRECTORS

    The following table sets forth information concerning the nominee as a director of the Fund, as well as the other current directors of the Fund. The nominee is now a director of the Fund and has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected.

NOMINEE

                                            PRESENT OFFICE WITH THE FUND, IF ANY,
                                                     PRINCIPAL OCCUPATION
                                                  OR EMPLOYMENT DURING PAST                          SHARES
                                                        FIVE YEARS AND                            BENEFICIALLY
         NAME (AGE) AND ADDRESS                        DIRECTORSHIPS IN               DIRECTOR   OWNED FEBRUARY  PERCENT OF
               OF NOMINEE                          PUBLICLY HELD COMPANIES             SINCE      28, 1997(+)       CLASS
-----------------------------------------  ----------------------------------------  ----------  --------------  -----------
*     Shuichi Komori (53)                  Chairman of the Board of the Fund, since       1995        None          --
      Financial Square                     1995; Chairman, since 1994, The Taiwan
      32 Old Slip, 14th Floor              Equity Fund, Inc.; Chairman, since 1994,
      New York, NY 10005                   The Thai Capital Fund, Inc.; Chairman
                                           and Chief Executive Officer, Daiwa
                                           Securities America Inc., since 1994;
                                           Director, Daiwa Securities Co. Ltd.,
                                           since 1991.

                                            PRESENT OFFICE WITH THE FUND, IF ANY,
                                                     PRINCIPAL OCCUPATION
                                                  OR EMPLOYMENT DURING PAST                          SHARES
                                                        FIVE YEARS AND                            BENEFICIALLY
         NAME (AGE) AND ADDRESS                        DIRECTORSHIPS IN               DIRECTOR   OWNED FEBRUARY  PERCENT OF
              OF DIRECTORS                         PUBLICLY HELD COMPANIES             SINCE      28, 1997(+)       CLASS
-----------------------------------------  ----------------------------------------  ----------  --------------  -----------
OTHER CURRENT DIRECTORS
      David G. Harmer (53)                 President of Jetway Systems, Inc., since       1996        None          --
      1805 West - 2550 South               January 1997; Vice President and Chief
      Ogden, UT 84401                      Financial Officer of Armco Inc., from
                                           April 1993 to December 1996; Vice
                                           President and Corporate Controller of
                                           FMC Corporation, from 1987 to 1993.
*     James McCarthy (44)                  President of the Fund; Director and            1994        None          --
      24 Raffles Place #10-00              Chief Investment Officer, DBS Asset
      Clifford Centre                      Management (United States) Pte. Ltd.,
      Singapore 0104                       since 1994; General Manager, DBS Asset
                                           Management Ltd., since 1994; Executive
                                           Director, Pierson Asia Singapore, from
                                           1988 to 1992; Director, Halim Capital
                                           Management Sdn Bhd, Malaysia, from 1992
                                           to 1994.
      Alfred C. Morley (70)                Financial Consultant, since 1991; Senior       1990       4,102          **
      119 Falcon Drive                     Director, Old Dominion Capital
      Charlottesville, VA 22901            Management, since 1991; Senior Adviser,
                                           from 1990 to 1991 and President and
                                           Chief Executive Officer, 1990,
                                           Association for Investment Management
                                           and Research; Senior Adviser, since 1990
                                           and President and Chief Executive
                                           Officer, from 1986 to 1990, Financial
                                           Analysts Federation; Senior Adviser,
                                           since 1990 and President and Chief
                                           Executive Officer, from 1984 to 1990,
                                           Institute of Chartered Financial
                                           Analysts; Director, The Thai Capital
                                           Fund, Inc., since 1990.

                                            PRESENT OFFICE WITH THE FUND, IF ANY,
                                                     PRINCIPAL OCCUPATION
                                                  OR EMPLOYMENT DURING PAST                          SHARES
                                                        FIVE YEARS AND                            BENEFICIALLY
         NAME (AGE) AND ADDRESS                        DIRECTORSHIPS IN               DIRECTOR   OWNED FEBRUARY  PERCENT OF
              OF DIRECTORS                         PUBLICLY HELD COMPANIES             SINCE      28, 1997(+)       CLASS
-----------------------------------------  ----------------------------------------  ----------  --------------  -----------
      Frederick W. Zuckerman (62)          General Partner, Zuckerman, Firstenberg        1990        None           --
      605 Park Avenue                      & Associates, LLC, since 1995; Vice
      Apartment 20-A                       President and Treasurer, IBM Corp., from
      New York, NY 10021                   1993 to 1995; Senior Vice President and
                                           Treasurer, RJR Nabisco, Inc., from 1991
                                           to 1993; Financial Consultant, from 1990
                                           to 1991; Director, Olympic Financial,
                                           Ltd., since 1995; Director, Northeast
                                           Savings Bank, from 1989 to 1995;
                                           Trustee, Meditrust, since 1990;
                                           Director, Northeast Federal Corp., from
                                           1990 to 1995; Director, Anacomp, Inc.,
                                           since 1990; Director, System Industries,
                                           Inc., from 1983 to 1992; Director,
                                           Drexel Burnham Lambert Group, Inc., from
                                           1990 to 1992; Director, The Turner
                                           Corporation, since 1992; Director, The
                                           Japan Equity Fund, Inc., since 1992;
                                           Director, NVR, Inc., since 1993;
                                           Director, Caere Corporation, since 1995;
                                           Director, Designer Holdings, Inc., since
                                           1996.

------------------------
 + The information as to beneficial ownership is based on statements furnished to the Fund by the nominee and directors.

 * Directors and nominee so noted are deemed by the Fund's counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager, DBS Asset Management (United States) Pte. Ltd. (the "Investment Manager") or the Fund's investment adviser, Daiwa International Capital Management (Singapore) Limited (the "Investment Adviser"). Mr. McCarthy is deemed an interested person because of his affiliation with the Investment Manager, or because he is an officer of the Fund, or both. Mr. Komori is deemed an interested person because of his affiliation with Daiwa Securities America Inc., an affiliate of the Investment Adviser, or because he is an officer of the Fund, or both.

**  Represented less than 1% of the outstanding shares at February 28, 1997.

    The Fund's Board of Directors held four regular meetings and one special meeting during the fiscal year ended October 31, 1996. Mr. McCarthy attended fewer than seventy-five percent of the total number of Board Meetings.

    The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The current members of the Audit Committee are Messrs. Zuckerman, Harmer and Morley. Mr. Harmer filled the vacancy on the Audit Committee in March 1996 resulting from the death of Mr. K.S. Wu in December 1995. Mr. Wu had attended one Audit Committee meeting. The Audit Committee met twice during the fiscal year ended October 31, 1996. All of the incumbent members of the Committee attended the meetings held during the fiscal year. The Fund has neither a compensation nor a nominating committee.

    Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors have complied with all applicable filing requirements.

OFFICERS OF THE FUND

    Mr. Komori (age 53) has been Chairman of the Board of the Fund since June 1995 (see information provided above).

    Mr. McCarthy (age 44) has been President of the Fund since August 1994 (see information provided above).

    Daniel F. Barry (age 50), Vice President of the Fund since June 1992, was also Treasurer of the Fund from September 1991 to September 1994 and has been Senior Vice President of Daiwa Securities Trust Company ("DSTC"), the Fund's Administrator and Custodian, since June 1993. From June 1990 to June 1993, he was Vice President, Mutual Fund Administration of DSTC.

    Lawrence Jacob (age 52), Secretary of the Fund since July 1990, has been Senior Vice President since November 1985, and Assistant Secretary since February 1986, of Daiwa Securities America Inc.

    Edward J. Grace (age 50), Treasurer of the Fund since September 1994, was Assistant Treasurer of the Fund from July 1990 to September 1994, has been a Vice President of DSTC since December 1992 and Assistant Vice President of DSTC from November 1989 to December 1992.

    John J. O'Keefe (age 38), Assistant Treasurer of the Fund since September 1994, has been an Assistant Vice President of DSTC since January 1994 and was a Senior Accountant of DSTC from July 1990 to January 1994.

    Laurence E. Cranch (age 50), Assistant Secretary of the Fund since July 1990, has been a partner in the law firm of Rogers & Wells since 1980.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS

    The aggregate fee remuneration for directors not affiliated with the Investment Manager or the Investment Adviser was U.S. $29,016 during the fiscal year ended October 31, 1996. Each such non-affiliated director currently receives fees, paid by the Fund, of U.S. $750 for each directors' meeting attended in person or by telephone, U.S. $600 for each audit committee meeting attended in person or by telephone and an annual fee of U.S. $5,000. The officers and interested directors of the Fund received no compensation from the Fund.

    DSTC, which pays the compensation and certain expenses of the officers of DSTC who serve as officers of the Fund, receives administration and custodian fees.

    Set forth below is a chart showing the aggregate fee compensation paid by the Fund (in U.S. dollars) to each of its directors during the fiscal year ended October 31, 1996, as well as the total fee compensation paid to each director of the Fund by the Fund and by other investment companies advised by the Investment Manager, the Investment Adviser or their respective affiliates (collectively, the "Fund Complex") for their services as directors of such investment companies during their respective fiscal years:

                                                                        TOTAL
                                                   PENSION OR        COMPENSATION
                                                   RETIREMENT       FROM FUND AND
                                   AGGREGATE    BENEFITS ACCRUED     FUND COMPLEX
                                 COMPENSATION      AS PART OF          PAID TO
       NAME OF DIRECTOR            FROM FUND      FUND EXPENSES       DIRECTORS
-------------------------------  -------------  -----------------  ----------------
Shuichi Komori+*                   $       0             None         $        0
James McCarthy+                            0             None                  0
David G Harmer++                       6,933             None              6,933
Alfred C. Morley*                      9,950             None             20,500
K.S. Wu++*                             2,183             None              4,366
Frederick W. Zuckerman*                9,950             None             19,900

------------------------
 + Mr. McCarthy, who is affiliated with the Investment Manager, and Mr. Komori, who is affiliated with the Investment Adviser, are considered "interested persons" of the Fund and do not receive any fee compensation from the Fund for their services as directors.

++ Mr. Harmer was elected to the Board of Directors in March 1996 to fill the vacancy resulting from the death of Mr. K.S. Wu in December 1995.

 * Also serves or served as a director of other investment companies for which an affiliate of the Investment Adviser serves as investment manager or investment adviser.

     (2)  RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

    At a meeting held on March 3, 1997, the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund (as defined in the 1940 Act), approved the selection of Price Waterhouse LLP to act as independent accountants for the Fund for the fiscal year ending October 31, 1997, subject to stockholder approval. The Fund knows of no direct financial interest or material indirect financial interest of that firm in the Fund. One or more representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

    This selection of independent accountants is subject to the ratification or rejection of the Fund's stockholders at the meeting. Ratification of the selection of the independent accountants will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

MISCELLANEOUS

    Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of DSTC. The Fund has retained Corporate Investor Communications, Inc. to assist in the proxy solicitation. The fee for such services is estimated at U.S. $3,000, plus reimbursement of expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

    It is important that you promptly submit your vote as a stockholder of the Fund. In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by June 5, 1997, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

    Any proposal by a stockholder of the Fund intended to be presented at the 1998 meeting of stockholders of the Fund must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302, not later than December 10, 1997.

                                          By order of the Board of Directors,

                                          Lawrence Jacob
                                          SECRETARY

One Evertrust Plaza
Jersey City, New Jersey 07302
April 10, 1997

                                                                SKU# SGFCM-PS-97

                            THE SINGAPORE FUND, INC.
                       C/O DAIWA SECURITIES TRUST COMPANY
                ONE EVERTRUST PLAZA, JERSEY CITY, NEW JERSEY 07802

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                 ANNUAL MEETING OF STOCKHOLDERS ON JUNE 5, 1997

The undersigned stockholder of The Singapore Fund, Inc. (the "Fund") hereby appoints Daniel F. Barry, Lawrence Jacob and Edward J. Grace, or any of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 5, 1997 at 9:30 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy will be voted in accordance with instructions given by the undersigned stockholder, but if no instructions are given, this proxy will be voted in favor of proposals 1 and 2 as set forth in this proxy and, in the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated April 10, 1997.

  --------------------------------------------------------------------------
      PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY
                              IN ENCLOSED ENVELOPE.
  --------------------------------------------------------------------------

Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign, if a corporation, the signature should be that of an authorized officer who should indicate his or her title.

-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-------------------------------------   -------------------------------------

-------------------------------------   -------------------------------------

-------------------------------------   -------------------------------------





                            THE SINGAPORE FUND, INC.
                       C/O DAIWA SECURITIES TRUST COMPANY
                ONE EVERTRUST PLAZA, JERSEY CITY, NEW JERSEY 07802

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                 ANNUAL MEETING OF STOCKHOLDERS ON JUNE 5, 1997

The undersigned stockholder of The Singapore Fund, Inc. (the "Fund") hereby appoints Daniel F. Barry, Lawrence Jacob and Edward J. Grace, or any of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 5, 1997 at 9:30 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy will be voted in accordance with instructions given by the undersigned stockholder, but if no instructions are given, this proxy will be voted in favor of proposals 1 and 2 as set forth in this proxy and, in the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated April 10, 1997.

  --------------------------------------------------------------------------
      PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY
                              IN ENCLOSED ENVELOPE.
  --------------------------------------------------------------------------

Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign, if a corporation, the signature should be that of an authorized officer who should indicate his or her title.

-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-------------------------------------   -------------------------------------

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



     PLEASE MARK VOTES
/X/  AS IN THIS EXAMPLE

                             1. Election of one Class III director to
-------------------------       serve for a term expiring on the date on
 THE SINGAPORE FUND INC.        which the Annual Meeting of Stockholders
-------------------------       is held in the year 2000.

                                                                   With-
                                       Class III             For   hold
                                    Shuichi Komori
                                                             / /    / /



                                                        For  Against Abstain
                             2. The ratification of
                                the selection of Price  / /    / /    / /
                                Waterhouse LLP as
                                independent accountants
                                of the Fund for the
                                fiscal year ending
                                December 31, 1997.


Please be sure to sign and                      Mark box at right if an
date this Proxy.      Date -----------          address change or          / /
                                                comment has been noted
                                                on the reverse side of
                                                this card.

                                                RECORD DATE SHARES:


-- Stockholder sign here -------- Co-owner sign here -------------





     PLEASE MARK VOTES
/X/  AS IN THIS EXAMPLE

                             1. Election of one Class III director to
-------------------------       serve for a term expiring on the date on
 THE SINGAPORE FUND INC.        which the Annual Meeting of Stockholders
-------------------------       is held in the year 2000.

                                                                   With-
                                       Class III             For   hold
                                    Shuichi Komori
                                                             / /    / /



                                                        For  Against Abstain
                             2. The ratification of
                                the selection of Price  / /    / /    / /
                                Waterhouse LLP as
                                independent accountants
                                of the Fund for the
                                fiscal year ending
                                December 31, 1997.


Please be sure to sign and                      Mark box at right if an
date this Proxy.      Date -----------          address change or          / /
                                                comment has been noted
                                                on the reverse side of
                                                this card.

                                                RECORD DATE SHARES:


-- Stockholder sign here -------- Co-owner sign here -------------